Exhibit 99.2

FINANCIAL RESULTS AND COMPANY OVERVIEW 2019 First-Quarter Performance June 11th, 2019

Disclaimer Forward-Looking Statements and Preliminary Results This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and information currently available to management and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future results, and that actual results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those “Risk factors” in our annual report on Form 10-K, for the fiscal year ended February 3, 2019, filed on March 19, 2019 and those described from time to time in our, and HD Supply, Inc.’s, other filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Estimates for taxes, Net sales, Net income, Net income per diluted share, Adjusted EBITDA, Adjusted net income per diluted share and Free cash flow are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end and year-end adjustments. Any variation between HD Supply’s actual results and the preliminary financial data set forth herein may be material. Non-GAAP Financial Measures HD Supply supplements its financial results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share, Net debt and Free cash flow. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements presented herein. Additional information regarding Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share, Net debt, and Free cash flow referred to in this presentation is included at the end of this presentation under “Capital Structure Overview”, “Reconciliation of Non-GAAP Measures” and “Reconciliations OF Forecasted Ranges”.

Q1’19 Execution Highlights Focused on Controllable Execution 1 See appendix slides 17 and 18 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income 2 Free Cash Flow is defined as LTM Operating Cash Flow $662M, Less Capital Expenditures $122M Note: “VPY” denotes Versus Prior Year, “LTM” denotes Last Twelve Months 7% Net Sales Growth VPY 6% Organic Sales Growth VPY 13% Operating Income Growth VPY 20% Net Income Growth VPY 7% Adjusted EBITDA1 Growth VPY 31% Net Income per Diluted Share Growth VPY 20% Adjusted Net Income per Diluted Share1 Growth VPY $540M LTM Free Cash Flow2

Reduced Financial Leverage; Significant Flexibility Non-residential Continue to See Strength; Skilled Labor Shortages Persist Topics of Recent Investor Interest Topic Consideration 3. Construction End Markets 2. Winter Weather 4. Capital Allocation Catch Up From a Wet February Continues to Impact Some Regions Focused on Shareholder Value Maintain Gross Margin Dollars; Potential Impact to Gross Margin Rates Tariffs on Chinese Imports

Gross Profit Gross Margin % Operating Income Adj. EBITDA % Op. Income % ($ in millions, except per share data) 1 See appendix slides 17 and 18 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income Q1’18 Adj. EBITDA1 VPY Adj. Net Income1 Q1’19 Per Diluted Share1 +$104M Net Income Per Diluted Share +7.5% Net Sales Growth VPY Q1’19 Financial Results +$80M +7% +6% organic $552M $585M +6% 39.7% 39.2% -50 BPs $151M $170M +13% 10.9% 11.4% +50 BPs $89M $107M +20% $0.48 $0.63 +31% $190M $203M +7% 13.7% 13.6% -10 BPs $130M $143M +10% $0.70 $0.84 +20% $1,389M $1,493M Net Sales

Q1'19 Segment Performance

($ in millions)

HD SUPPLY FACILITIES MAINTENANCE

VPY

Net Sales



$723M
$772M
+7%
Q1'18
Q1'19

HD SUPPLY CONSTRUCTION & INDUSTRIAL

VPY

Net Sales



$666M
$721M
+8%
+5%
Q1'18
Q1'19

	Facilities Maintenance Q1'18	Facilities Maintenance Q1'19	VPY	Construction & Industrial Q1'18	Construction & Industrial Q1'19	VPY
Adj. EBITDA	$123M	$134M	+9%	$67M	$69M	+3%

Organic Growth in Both Business Units

6

Q1'19 Taxes and Cash Flow

HDSUPPLY

Taxes

- **Favorable Tax Asset** with **Gross Federal Net Operating Loss ("NOL") Carryforwards of Approximately $87 Million**
  - **~$62M** Tax-affected Amount of Federal and State NOLs
- **Cash Taxes**
  - **$4M** in Q1'19
  - **$7M Estimated** in Q2'19
  - **$60-70M Estimated** in FY'19
- **Effective Rate**
  - **~25%** for Q1'19
  - Expected **26%** for FY'19

Cash Flow

- **$2.2B Net Debt[1] at the End of Q1'19**
  - **2.4x** Net Debt to Adj. EBITDA
- **$540M Q1'19 LTM Free Cash Flow[2]**
- **$26M of Capital Expenditures in Q1'19**

Note: Contains forward-looking information; please see Disclaimer on slide 2
[1] Reconciled on slide 14
[2] Free Cash Flow is defined as LTM Operating Cash Flow of $662M, Less Capital Expenditures of $122M

Federal NOLs Exhausted in Second Half of FY'19

7

+7.5% Q1’19 Average Daily Sales Growth Q1’19 Monthly Average Daily Sales (%) May (Preliminary) Feb. Mar. Apr. Q1’19 HD Supply Average Daily Sales Growth VPY Note: Contains forward-looking information; please see Disclaimer on slide 2 Q2’19 Facilities Maintenance 7.1% 6.0% 5.9% 6.0% 5.4% 7.9% 6.3% (2.4%) Construction & Industrial 17.3% 10.5% 19.7% 11.9% 32.8% 4.3% 34.5% 2.8% HD Supply Net Sales $391M $423M $423M $460M $575M $610M $488M $464M ’19 Selling Days 20 20 25 19 ’18 Selling Days 20 20 25 20 ’17 Selling Days 20 20 25 20 Total Prior Year ADS Organic Prior Year ADS Total ADS Organic ADS 11.7% 8.1% 12.0% 8.8% 17.7% 6.1% 18.7% 0.2% 2.2% 7.5% 8.6% 10.3% 10.6%

~2 to 3% End Market Growth for FY’19 FY’19 End Market Preliminary Outlook “Living Space” MRO Residential Construction Primary End Market Non-Residential Construction ~2 to 3% FY’19 End Market Estimates1 Flat to Up Low Single Digits Current View as of June ’19 1% to 2% 1 Management estimate; end market growth based on multiple quantitative and qualitative inputs Note: Contains forward looking information; please see Disclaimer on slide 2 Up Low Single Digits to Mid-Single Digit

Current Outlook Summary HD Supply Current Outlook 1 Full year growth rates adjusted for the 53rd Week in FY’18 by subtracting $104 million in sales, $10 million in Net income, $13 million in Adjusted EBITDA and $13 million in Adjusted Net Income 2 Assumes a fully diluted weighted average share count of 171 million Low End High End Low End High End Net sales $ 1,620 $ 1,670 $ 6,250 $ 6,350 Net income 131 142 474 504 Adjusted EBITDA 240 255 890 930 Net income per share – diluted2 $0.77 $0.83 $2.77 $2.95 Adjusted net income per share – diluted2 $1.04 $1.12 $3.52 $3.70 Q2’19 FY’19 (amounts in millions, except per share amounts) Note: Contains forward looking information; please see Disclaimer on slide 2. Forecasted reconciliation of Non-GAAP Measures: Net income to Adjusted EBITDA, Net income to Adjusted net income and Net Income per diluted share to Adjusted Net come per diluted share can be found on slides 19 and 20 6% at FY’19 Midpoint VPY1 27% at FY’19 Midpoint VPY1 6% at FY’19 Midpoint VPY1 35% at FY’19 Midpoint VPY1 8% at FY’19 Midpoint VPY1

Q&A Q&A

Concluding Remarks One Team, Driving Customer Success and Value Creation Delivering on our Commitments in Q1’19 7% Net Sales Growth VPY 20% Net Income Growth VPY 7% Adjusted EBITDA1 Growth VPY 31% Net Income per Diluted Share Growth VPY 20% Adjusted Net Income per Diluted Share Growth1 VPY Continue to Deliver Profitable Growth Through a Dynamic Environment 1 See appendix slides 17 and 18 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income

Q&A APPENDIX

~$1.7B Net Debt Capital Structure Overview Debt as of May 5, 2019 Senior ABL Facility Term B-5 Loans Oct. 2018 Senior Unsecured Notes Outstanding Debt4 Less: Cash and Cash Equivalents Net Debt Balance Maturity 1 Represents the stated rate of interest, without including the effect of discounts or interest rate swaps 2 Subject to applicable redemption price terms 3 Ratings per Moody’s Investor’s Service (“Moody’s”) and S&P Global Ratings (“S&P”). Corporate family ratings shown for Outstanding Debt. 4 Excludes unamortized discounts of $3 and unamortized deferred financing costs of $21 ($ in millions) Interest Rate1 Soft Call Date2 3.89% 4.23% 5.375% 4/5/22 10/17/23 10/15/26 n/a Now 10/15/21 Plus: Letters of Credit $349 750 $2,151 (40) $2,164 1,065 27 Moody’s / S&P3 NR, BBB– Ba2, BBB– Ba3, BB– Ba2 Stable, BB+ Stable

$464M Preliminary May Sales Monthly Net Sales ($) Facil. Maint. Const. & Ind. ’19 Selling Days ’18 Selling Days ($ in millions) HD Supply Net Sales (Preliminary) FY’18 1 Inorganic Sales in March 2019 Represent $1 million 2 Contains an extra selling week as compared with other years. Fiscal 2018 contains 53 weeks Note: Contains forward-looking information; please see Disclaimer on slide 2 FY’19 ’17 Selling Days $246 $249 $325 $263 $245 $302 $211 $227 $298 $225 $238 $309 $228 $243 $237 $301 $250 $237 $316 $215 $228 $268 $198 $222 $301 $237 19 20 24 20 19 25 18 19 24 20 20 25 19 20 19 24 20 19 25 18 20 282 20 20 25 20 20 19 24 20 19 25 18 20 23 20 20 25 20 $464M Total Net Sales Organic Net Sales 1 $488M $486M $626M $513M $481M $618M $426M $455M $565M $423M $460M $610M $492M $455M $451M $583M $479M $447M $573M $397M $427M $535M $400M May Jun. Jul. Aug. Sep. Oct. Nov. Dec. Jan. Feb. Mar. Apr. May

+0.2% Preliminary Organic Average Daily Sales Growth in May Average Daily Sales – Organic1 (VPY%) HD Supply Organic Average Daily Sales Growth VPY1 (VPY%) 1 Adjusted for Acquisitions, Divestitures, and Selling Days 2 Contains an extra selling week as compared with other years. Fiscal 2018 contains 53 weeks Note: Contains forward-looking information; please see Disclaimer on slide 2 Facil. Maint. Const. & Ind. (Preliminary) FY’18 FY’19 ’19 Selling Days ’18 Selling Days ’17 Selling Days 19 20 24 20 19 25 18 19 24 20 20 25 19 20 19 24 20 19 25 18 20 282 20 20 25 20 20 19 24 20 19 25 18 20 23 20 20 25 20 6.3% 7.4% 6.1% 6.0% 9.6% 7.1% 7.0% 9.2% 3.2% 6.0% 6.0% 7.9% (2.4)% 16.0% 14.0% 14.4% 15.1% 12.6% 8.5% 6.6% 9.7% 5.8% (2.4%) 11.6% 4.3% 2.8% 0.2% Total ADS Growth VPY% Organic ADS Growth VPY% 18.7% 18.7% 17.8% 17.7% 19.4% 16.3% 14.6% 16.7% 10.3% 8.1% 8.8% 6.1% 6.2% 10.6% 10.4% 9.7% 9.9% 10.9% 7.7% 6.8% 9.5% 4.3% 2.2% 8.6% May Jun. Jul. Aug. Sep. Oct. Nov. Dec. Jan. Feb. Mar. Apr. May

Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA ($ in millions) 1 Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations 2 For the three months ended May 5, 2019, the Company recognized a favorable termination of the lease for its former corporate headquarters 3 Represents the costs incurred in the acquisition and integration of A.H. Harris Construction Supplies May 5, 2019 Apr. 29, 2018 Net income $107 $ 89 Interest expense, net 28 33 Provision for income taxes 29 Depreciation and amortization1 27 24 Restructuring charges2 (2) 7 Stock-based compensation 7 6 Adjusted EBITDA $ 203 $ 190 35 Acquisition and integration costs3 1 2 Three Months Ended

Reconciliation of Non-GAAP Measures: Net Income to Adjusted Net Income and Adjusted Net Income Per Share ($ in millions, except share and per share amounts) 1 For the three months ended May 5, 2019, the Company recognized a favorable termination of the lease for its former corporate headquarters 2 Represents the costs incurred in the acquisition and integration of A.H. Harris Construction Supplies Weighted average common shares outstanding (in thousands) Basic Diluted Net Income Per Share - Basic Net Income Per Share - Diluted Net income Provision for income taxes Cash paid for income taxes Amortization of acquisition related intangible assets (other than software) - Restructuring charges1 Adjusted Net Income Acquisition and integration costs2 $107 $89 35 29 (4) (2) 6 5 (2) 7 1 2 $143 $130 170,000 184,326 170,712 185,155 $0.63 $0.48 $0.63 $0.48 May 5, 2019 Apr. 29, 2018 Three Months Ended Adjusted Net Income Per Share - Basic Adjusted Net Income Per Share - Diluted $0.84 $0.71 $0.84 $0.70

Reconciliation of Forecasted Range Net income to Adjusted EBITDA ($ in millions) Low End High End Low End High End Net income $ 131 $ 142 $ 474 $ 504 Interest expense, net 28 28 110 110 Provision for income taxes 47 51 167 177 Depreciation and amortization 28 28 114 114 Stock - based compensation 6 6 26 26 Other - - (1) (1) Adjusted EBITDA $ 240 $ 255 $ 890 $ 930 Q2’19 FY’19 Note: Contains forward looking information; please see Disclaimer on slide 2.

Reconciliation of Forecasted Range Net income to Adjusted net income (amounts in millions, except per share amounts) Low End High End Low End High End Net income $ 131 $ 142 $ 474 $ 504 Plus: Provision for income taxes 47 51 167 177 Less: Cash income taxes (7) (7) (60) (70) Plus: Amortization of acquisition - related intangible assets (other than software) 6 6 23 23 Other - - (1) (1) Adjusted net income $ 177 $ 192 $ 603 $ 633 Diluted weighted average common shares outstanding 171 171 171 171 Net income per share - diluted $ 0.77 $ 0. 83 $ 2.77 $ 2. 95 Adjusted net income per share - diluted $ 1.04 $ 1. 1 2 $ 3. 5 2 $ 3. 70 Note: Contains forward looking information; please see Disclaimer on slide 2. Q2’19 FY’19